Parametric Volatility Risk Premium - Defensive Fund

Supplement to Summary Prospectus and Prospectus dated June 1, 2024

The following changes are effective July 1, 2024:

1. The portfolio management team for Parametric Volatility Risk Premium - Defensive Fund is as follows:

Jennifer Mihara, Managing Director of Morgan Stanley and Managing Director, Centralized Portfolio Management at Parametric, has managed the Fund since July 1, 2024.

Thomas Lee, Managing Director of Morgan Stanley and Co-President and Chief Investment Officer at Parametric, has managed the Fund since its inception in February 2017.

Thomas C. Seto, Managing Director of Morgan Stanley and Head of Investment Management at Parametric, has managed the Fund since its inception in February 2017. Mr. Seto intends to retire and will no longer serve as a Portfolio Manager of the Fund after December 31, 2024.

Alex Zweber, Managing Director of Morgan Stanley and Managing Director of Investment Strategy at Parametric, has managed the Fund since April 2021.

2. The following replaces the seventh paragraph under “Management.” in “Management and Organization” in the Fund’s Prospectus:

The Fund is managed by a team of portfolio managers from Parametric, who are primarily responsible for the day-to-day management of the Fund. The members of the team are Thomas Lee, Jennifer Mihara, Thomas Seto and Alex Zweber. Mr. Lee and Mr. Seto have been portfolio managers of the Fund since its inception in February 2017, Mr. Zweber has managed the Fund since April 2021 and Ms. Mihara has managed the Fund since July 1, 2024. Mr. Lee is currently a Managing Director of Morgan Stanley and Co-President and Chief Investment Officer at Parametric and has been an employee of Parametric for more than five years. Ms. Mihara is currently a Managing Director of Morgan Stanley and has been a Managing Director (since June 2020) and previously Director, of Centralized Portfolio Management at Parametric for more than five years. Mr. Seto is currently a Managing Director of Morgan Stanley and Head of Investment Management at Parametric and was previously Director of Portfolio Management at Parametric for more than five years. Mr. Zweber is currently a Managing Director of Morgan Stanley and Managing Director of Investment Strategy at Parametric and has been an employee of Parametric for more than five years. Messrs. Lee, Seto and Zweber and Ms. Mihara also manage other Eaton Vance funds and have been employees of the Eaton Vance organization for more than five years. Mr. Seto intends to retire and will no longer serve as a Portfolio Manager of the Fund after December 31, 2024.

June 6, 2024	43780 6.6.24